SEARCHLIGHT MINERALS CORP.

SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

This Secured Convertible Note Purchase Agreement (this “Agreement”) is made as of September 18, 2013, by and between Searchlight Minerals Corp., a Nevada corporation (the “Company”), and the investors listed on Schedule I (the “Schedule of Investors”) attached to this Agreement (each an “Investor” and together the “Investors”).

RECITALS:

A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, a secured convertible promissory note convertible into shares of the common stock, par value $0.001 per share (the “Common Stock”) of the Company, the form of which is attached as Exhibit A hereto (each, a “Note,” and collectively, the “Notes” and as converted, collectively, the “Note Shares”), in the principal amount set forth opposite such Investor’s name in the Schedule of Investors.

C. The Company and the Company’s wholly-owned Subsidiaries, Clarkdale Minerals, LLC, a Nevada limited liability company (“Clarkdale Minerals”) and Clarkdale Metals Corp., a Nevada corporation (“Clarkdale Metals,” and together with Clarkdale Minerals, the “Company Subsidiaries”), are agreeing to provide collateral to the Investors to secure the repayment of the Notes, subject to the terms and conditions of (i) a Pledge and Security Agreement, among the Company, the Company Subsidiaries, the Investors and Bank of Utah, as collateral agent (the “Collateral Agent”), the form of which is attached as Exhibit B hereto (as the same may be amended, supplemented or restated from time to time, the “Security Agreement”), (ii) a Deed of Trust, Assignment of Rents and Security Agreement among Clarkdale Minerals and Yavapai Title Agency, Inc., as trustee and Collateral Agent, as beneficiary, the form of which is attached as Exhibit C-1 hereto (as the same may be amended, supplemented or restated from time to time, the “Arizona Deed of Trust”), (iii) a Deed of Trust with Power of Sale, Assignment of Production, Security Agreement, Financing Statement, and Fixtures Filing among the Company and First American Title Company, as trustee and Collateral Agent, as beneficiary, the form of which is attached as Exhibit C-2 hereto (as the same may be amended, supplemented or restated from time to time, the “Nevada Deed of Trust”), (iv) a Subsidiary Guaranty of Payment, to be executed by Clarkdale Minerals, the form of which is attached as Exhibit C-3 hereto (as the same may be amended, supplemented or restated from time to time, the “Clarkdale Minerals Subsidiary Guaranty”), and (v) a Subsidiary Guaranty of Payment, to be executed by Clarkdale Metals, the form of which is attached as Exhibit C-4 hereto (as the same may be amended, supplemented or restated from time to time, the “Clarkdale Metals Subsidiary Guaranty,” and together with the Clarkdale Minerals Subsidiary Guaranty, the “Subsidiary Guarantys”).

1

D. The Notes and the Note Shares collectively are referred to herein as the “Securities.”

E. The Company is hereby offering to the Investors: (a) a minimum of $2,600,000 in aggregate principal of the Notes (the “Initial Investment”), (b) up to a maximum aggregate principal amount of not more than $5,000,000, inclusive of the Initial Investment, in additional Notes (the “Maximum Aggregate Investment”), and (c) during the one year period following the Closing, an additional principal amount of Notes in the aggregate amount not greater than fifteen percent (15%) of the principal amount of Notes purchased under the Maximum Aggregate Investment (the “Optional Investment”); provided that the Investors have no obligation to purchase any such Notes except as provided in Section 1.1.

NOW, THEREFORE, the Company and each Investor hereby agree as follows:

SECTION 1

Purchase, Sale and Issuance of Notes

1.1 Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), each Investor agrees to purchase, severally and not jointly, and the Company agrees to sell and issue to each Investor, a Note in the principal amount set forth opposite the Investor’s name on Schedule I hereto. The Notes shall be convertible into Common Stock at the price of $0.40 per share, subject to adjustment as set forth in the Notes (the “Note Conversion Price”).

1.2 Purchase Price. The purchase price for the Notes to be purchased by each Investor at the Closing shall be the amount set forth opposite such Investor’s name in the Schedule of Investors (the “Purchase Price”).

SECTION 2

Closing Date and Delivery

2.1 Closing. The purchase, sale and issuance of the Notes shall take place at a closing (the “Closing”) at the offices of Baker & Hostetler LLP, 12100 Wilshire Boulevard, 15th Floor, Los Angeles, California 90025, to be consummated simultaneously with the execution of this Agreement (the “Closing Date”). In addition, the Company, each Investor and the other parties thereto shall also execute and deliver, as applicable, (i) the Security Agreement, and all UCC-1 financing statements (if applicable) and other documents and instruments that the Investors may reasonably request to perfect its security interest in the collateral described in the Security Agreement, (ii) the Arizona Deed of Trust, and delivery of all related perfection instruments, (iii) the Nevada Deed of Trust, and delivery of all related perfection instruments, (iv) the Subsidiary Guarantys, (v) a Registration Rights Agreement, the form of which is attached as Exhibit D hereto (the “Registration Rights Agreement”); and (vi) an Escrow Agreement, the form of which is attached hereto as Exhibit E (the “Escrow Agreement”).

2

2.2 Delivery. At the Closing, (a) each Investor shall pay its respective amount of the Purchase Price to the Company for the Notes to be issued and sold to such Investor at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (b) the Company will deliver to the Investor one or more Notes such Investor is purchasing as is set forth opposite such Investor’s name in the Schedule of Investors, in all cases duly executed on behalf of the Company and registered in the name of such Investor.

2.3 Escrow Agreement. The Company and Baker & Hostetler LLP, counsel to the Company, as escrow agent (the “Escrow Holder”), shall enter into the Escrow Agreement, dated as of the date hereof. All funds received in connection with this Agreement will be held in escrow by the Escrow Holder. Upon fulfillment of the other conditions precedent set forth in the Transaction Documents and instructions from the Company to the Escrow Holder, funds may be released from escrow by the Escrow Holder and delivered to the Company, at which time the securities subscribed for hereunder will be delivered to the Investors. By executing this Agreement, the Investor hereby authorizes the Escrow Holder to serve as escrow agent with respect to the transactions contemplated by this Agreement and authorizes the Company to enter into the Escrow Agreement with the Escrow Holder. The Investors shall execute such documents as are as are reasonably requested by the Escrow Holder, including, without limitation, form W-9 or equivalent and documents relating to the Patriot Act and similar acts. The Company and each of the Investors acknowledges that (i) the Escrow Holder has represented the Company in connection with the Escrow Agreement, the other Transaction Documents and in other matters and may represent the Company in connection with the Escrow Agreement, the other Transaction Documents and other matters, (ii) the Escrow Holder may continue to represent the Company in connection therewith, the transactions contemplated hereby and thereby and any other matters, and (iii) if any dispute or litigation arises under the Escrow Agreement, the other Transaction Documents or any other matters, the Escrow Holder may represent the Company in connection therewith. Accordingly, the Company and the Investors waive any conflict or potential conflict which may exist by virtue of the Escrow Holder serving as such under the Escrow Agreement, and as counsel for the Company under the Transaction Documents and any other matters, or in the event of any litigation or other cause of action arising from the Escrow Agreement, the other Transaction Documents or otherwise, and agree that Escrow Holder shall be entitled to represent the Company in the event of any such litigation or other cause of action, it being acknowledged and agreed that the actions of Escrow Holder under the Escrow Agreement are merely ministerial in nature and that, for the convenience of the parties, Escrow Holder has been requested by the Company and the Investors to act as Escrow Holder under the Escrow Agreement.

3

SECTION 3

Representations and Warranties of the Company

The Company hereby represents and warrants to each Investor that, except as set forth on the Disclosure Schedule attached as Exhibit F to this Agreement, and except as disclosed in the Annual Report on Form 10-K of Company for the year ended December 31, 2012 (the “Company Form 10-K”) and the Quarterly Reports on Form 10-Q and the Current Reports on Form 8-K of the Company (together with the Company Form 10-K, the “Company SEC Filings”), in each case, filed from the date of the filing of the Company Form 10-K to the date that is five (5) Business Days prior to the date of this Agreement (or, in the case of each Additional Notes Closing, the date that is five (5) Business Days prior to the date of such Additional Notes Closing, the following representations are true and complete as of the date hereof, as of the Closing and as of the date of each Additional Notes Closing. The Disclosure Schedule shall be delivered separately to the Investors and shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 3. The Disclosure Schedules shall qualify the corresponding representation made herein to the extent of the disclosure contained in the corresponding section or subsection of the Disclosure Schedules. “Additional Notes Closing” means a date on which Additional Notes are purchased and issued pursuant to Section 5.1.

3.1 Due Incorporation, Qualification, etc. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of Nevada; (b) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and as proposed to be conducted by the Company as described in the Company SEC Filings; and (c) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where it does business except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean a material adverse effect on (i) the business, properties, assets, operations, results of operations, prospects or financial or other condition of the Company and its Subsidiaries (as defined below) considered together; (ii) the ability or authority of the Company to pay and perform its obligations under this Agreement in accordance with the terms of this Agreement and the other Transaction Documents (as defined below) and to avoid an event of default, or an event which, with the giving of notice or the passage of time or both, would constitute an event of default, under any Transaction Document; (iii) the rights and remedies of the Investor under this Agreement, the other Transaction Documents or any related document, instrument or agreement, or (iv) the validity, binding effect or enforceability of any of the Transaction Documents or the perfection or priority of any related security interest.

3.2 Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Section 3.2 of the Disclosure Schedule. Except as disclosed in Section 3.2 of the Disclosure Schedule, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, charges, claims, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (collectively, “Liens”) and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. For the purposes of this Agreement, “Subsidiary” shall mean, with respect to any Person, each corporation or other entity of which (a) such Person or any other Subsidiary of such Person is a general partner or a manager or (b) at least 50% of the securities or other ownership interests having by their terms ordinary voting power to elect at least 50% of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person, by any one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries. For the purposes of this Agreement, “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a trust, a joint venture or other entity or a governmental authority.

4

3.3 Authority. The execution, delivery and performance by the Company and the Company Subsidiaries, as applicable, of this Agreement, the Notes, the Security Agreement, the Arizona Deed of Trust, the Nevada Deed of Trust, the Subsidiary Guarantys, the Registration Rights Agreement, the Escrow Agreement and all such other documents required by the terms of this Agreement to be executed by the Company or the Company Subsidiaries, as applicable, (collectively, the “Transaction Documents”), the consummation of the transactions contemplated hereby and thereby, the issuance of the Notes, and the reservation and issuance of the Note Shares, (a) are within the power of the Company and the Company Subsidiaries, as applicable, and (b) have been duly authorized by all necessary actions on the part of the Company and the Company Subsidiaries, as applicable, and no further filing, consent or authorization is required by the Company or the Company Subsidiaries, as applicable, their Board of Directors/managers or their stockholders/members in connection with any of the foregoing.

3.4 Enforceability. Each Transaction Document has been duly executed and delivered by the Company or the Company Subsidiaries, as applicable, and constitutes a legal, valid and binding obligation of the Company or the Company Subsidiaries, as applicable, enforceable against the Company or the Company Subsidiaries, as applicable, in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

3.5 Non-Contravention. The execution and delivery by each of the Company and the Company Subsidiaries, as applicable, of the Transaction Documents and the performance of its obligation thereunder and consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Note Shares) do not and will not (a) violate the Company’s or the Company Subsidiaries,’ as applicable, Articles of Incorporation, Certificate of Formation, Bylaws or other organizational or governance documents, as applicable, as amended, as the case may be (“Charter Documents”), or any judgment, order, writ, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries; (b) violate any provision of, or result in the termination, amendment, cancellation or breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any mortgage, indenture, agreement, instrument or contract to which the Company or any of its Subsidiaries is a party or by which it or its properties are bound; or (c) result in the creation or imposition of, or its obligations to create, any Lien upon any property, asset or revenue of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture, or nonrenewal of any permit, license, authorization or approval applicable to the Company or any of its Subsidiaries, their respective businesses or operations, or any of their respective assets or properties.

3.6 Approvals. Neither the Company nor any of its Subsidiaries are required to obtain any consent, authorization or order of, or make any filing or registration with, or provide notice to, any court, governmental agency or authority or any regulatory or self-regulatory agency or authority or any other Person in order for them to execute, deliver or perform any of their obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof other than such as have been made or obtained and except for the filing of Form D pursuant to Regulation D or any “blue sky” filing.

5

3.7 Title to Assets. The Company and its Subsidiaries have good and marketable title to all real property owned by them that is material to the business of the Company and the Company and its Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for security deposits, statutory liens, bankers’ liens and other immaterial encumbrances not securing indebtedness for borrowed money. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid and subsisting leases of which the Company and its Subsidiaries are in material compliance.

3.8 No Violation or Default. Each of the Company and its Subsidiaries, as applicable, is not in violation of or in default with respect to (a) its Charter Documents or any judgment, order, writ, decree, statute, rule or regulation applicable to it; (b) any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it or any of its properties is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), (c) any order of any court, arbitrator or governmental body or (d) any statute, rule or regulation of any governmental authority, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

3.9 Litigation. No actions (including, without limitation, derivative actions), suits, proceedings, notices of violation or investigations are pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries at law or in equity in any court or before any other governmental authority, arbitrator, administrative agency or regulatory authority that if adversely determined (a) would (alone or in the aggregate) reasonably be expected to have a Material Adverse Effect or (b) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.

3.10 Taxes. Within the times and in the manner prescribed by law, the Company and each of its Subsidiaries (a) has filed all foreign, federal, state and local income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes, assessments and penalties due and payable that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceeding and in respect of which reserves have been established in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), and (c) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the knowledge of the Company, there is no basis for any such claim.

3.11 OTCBB Compliance. The Company is in compliance with all requirements for, and its Common Stock is quoted on the Electronic Over-the-Counter Bulletin Board system.

6

3.12 SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Continuous Disclosure Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Continuous Disclosure Reports prior to the expiration of any such extension. As of their respective dates (or if amended or superseded by a filing prior to the date that is five (5) Business Days prior to the date of this Agreement, then on the date of such filing), the Continuous Disclosure Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Continuous Disclosure Reports, when filed (or if amended or superseded by a filing prior to the date that is five (5) Business Days prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Continuous Disclosure Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or if amended or superseded by a filing prior to the date that is five (5) Business Days prior to the date of this Agreement, then on the date of such filing). Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the Continuous Disclosure Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

3.13 Absence of Certain Changes. Since December 31, 2012, there has been no adverse change and no adverse development that would constitute a Material Adverse Effect. Since June 30, 2013, the Company has not declared or paid any dividends. Neither the Company nor any of its Subsidiaries have taken any steps to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.

3.14 Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

7

3.15 Sarbanes-Oxley Act; Internal Accounting Controls. Except as set forth in the Continuous Disclosure Reports: (a) the Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are effective and applicable to it as of the Closing Date, (b) the Company and its Subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, (c) the Company maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and reasonably designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, (d) the Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”), (e) the Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date, and (f) since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

3.16 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents, and the Company is current with respect to any fees owed to its accountants and lawyers.

3.17 Capitalization. The capitalization of the Company is as set forth on Schedule 3.17. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.17 and as a result of the purchase and sale of the Notes, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents other than options with respect to options granted to employees, consultants, officers and directors of the Company to purchase shares of Common Stock of the Company. The issuance and sale of the Notes will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors pursuant to the Notes) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding capital stock of the Company is validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in Section 3.6 above, no further approval or authorization of any stockholder, the board of directors of the Company or others is required for the reservation for issuance and the issuance and sale of the Shares. Except as set forth on Schedule 3.17, there are no stockholder agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. For purposes of this Agreement, “Common Stock Equivalents” means any securities of the Company or its Subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock.

8

3.18 Issuance of Notes. The Notes are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all preemptive or similar rights, taxes, liens and charges with respect to the issuance thereof. As of the Closing, the Company shall have duly authorized and reserved for issuance a number of shares of Common Stock which equals the number of Note Shares. The Company shall, so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of the Notes, 100% of the number of shares of Common Stock issuable upon the conversion of the Notes. When issued upon conversion of the Notes, the Note Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance and sale by the Company of the Securities are exempt from registration under the Securities Act.

3.19 Related Party Transactions. No affiliate, officer, director, or any Related Party is a party to any agreement with the Company. No employee of the Company or any Related Party is indebted in any amount to the Company and, except for accrued payroll obligations, the Company is not indebted to any of its employees or any Related Party. For purposes of this Agreement, “Related Party” shall mean with respect to any specified Person (i) each Person who, together with its affiliates, owns of record or beneficially at least five percent (5%) of the outstanding capital stock of the specified Person as of the date of this Agreement; (ii) each individual who is, or who has at any time been, an officer or director of the specified Person; (iii) each affiliate of the Persons referred to in clauses (i) and (ii) above; (iv) any trust or other entity (other than the specified Person) in which any one of the Persons referred to in clauses (i), (ii) and (iii) above holds (or in which more than one of such Persons collectively hold), beneficially or otherwise, a voting, proprietary or equity interest; and (v) any trust or other entity (other than the specified Person) with which any of such Persons is affiliated.

3.20 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Company SEC Filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

9

3.21 Patents and Trademarks. To the Company’s knowledge, the Company and its Subsidiaries own, or possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as disclosed in the Company SEC Filings, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights.

3.22 Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has sustained since the date of the latest unaudited financial statements included in the Company SEC Filings any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company SEC Filings that would individually or in the aggregate result in a Material Adverse Effect.

3.23 Regulatory Permits. The Company and its Subsidiaries possess all certificates, approvals, consents, orders, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Company SEC Filings (“Material Permits”), and neither the Company nor any Subsidiary has received any written notice of proceedings or threatened proceedings relating to or that could result in the revocation or modification of any Material Permit.

3.24 Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or, to the Company’s knowledge, employs any member of a union. No current executive officer of the Company or any of its Subsidiaries has notified in writing the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. To the knowledge of the Company or any such Subsidiary, no executive officer of the Company or any of its Subsidiaries is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiary to any liability with respect to any of the foregoing matters.

3.25 Labor Matters. The Company and its Subsidiaries are in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

10

3.26 Environmental Laws. To the Company’s knowledge, the Company and its Subsidiaries (a) are in compliance with any and all Environmental Laws (as hereinafter defined), (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, each of which is in full force and effect, and (c) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.27 Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made or offered to make any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made or offered to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.28 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter Documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

3.29 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (b) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (c) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

3.30 General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Notes.

11

3.31 No Integration. Neither the Company nor any of its affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (a) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (b) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions. The Company is not required to be registered as, and is not an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

3.32 Private Placement. Assuming the accuracy of the representations and warranties of the Investors contained in Section 4 of this Agreement, it is not necessary, in connection with the issuance and sale of any Securities, in the manner contemplated by the Transaction Documents, to register any Securities under the Securities Act.

3.33 Disclosure; Accuracy of Information Furnished. The Company confirms that neither it nor any officers, directors or affiliates, has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Investors may rely on the foregoing representations in effecting transactions in securities of the Company. None of the Transaction Documents and none of the other certificates, statements or information furnished to an Investor or its agents or counsel by or on behalf of the Company in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in Section 4 of this Agreement.

SECTION 4

Representations and Warranties of the Investor

Each Investor represents and warrants with respect to only itself that:

4.1 Authority and Binding Obligation. The execution, delivery and performance by the Investor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby (a) are within the power of the Investor and (b) have been duly authorized by all necessary actions on the part of the Investor. Each Transaction Document to which it is a party has been, or will be, duly executed and delivered by the Investor and constitutes, or will constitute, a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

12

4.2 Reserved.

4.3 No Public Sale or Distribution. Such Investor is (a) acquiring the Notes, and (b) upon the conversion of the Notes, will acquire the Note Shares issuable upon conversion thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

4.4 Securities Law Compliance. Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, such Investor’s representations and warranties set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities. The Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

4.5 Access to Information. Such Investor is not aware that it and its advisors, if any, have not been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein in the other Transaction Documents and in the certificates, statements and other information furnished to it or its advisors. Such Investor understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

4.6 No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

13

4.7 Transfer or Resale. Such Investor understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered thereunder, (ii) such Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (iii) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (collectively, “Rule 144”); and (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 4.7; provided, that in order to make any sale, transfer or assignment of Securities, such Investor and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

4.8 Legends. Such Investor understands that the certificates or other instruments representing the Notes and the stock certificates representing the Note Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR FOR WHICH THEY ARE EXERCISABLE HAVE BEEN THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

14

4.9 Short Sales and Confidentiality Prior To The Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Investor first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). No Person has made to such Investor any written or oral representations (a) that any Person will resell or repurchase the Securities, (b) that any Person will refund the purchase price of the Securities, or (c) as to the future price or value of the Securities. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Common Stock.

4.10 Residency. Such Investor is a resident of that jurisdiction specified below its address on the Schedule of Investors.

4.11 Broker-Dealer Status. Such Investor is a not a registered broker-dealer or, if such Investor is an affiliate of a broker-dealer, such Investor is acquiring the Securities hereunder in the ordinary course of its business and such Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

4.12 Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

15

SECTION 5

Certain Agreements

5.1 Optional Investment. The Company hereby grant an option to the Investors to purchase, on or before the first anniversary of the Closing Date, an additional amount of Notes (the “Additional Notes”) from the Company at the Purchase Price, not to exceed the aggregate amount of fifteen percent (15%) of the principal amount of Notes purchased under the Maximum Aggregate Investment (the “Optional Investment”). Except as otherwise set forth in this Agreement, the Additional Notes shall be on the same terms and conditions as the original Notes issued at Closing. The maximum principal amount of Additional Notes that each Investor may purchase shall be pro rata to the original principal amount of Notes purchased by each Investor at Closing (i.e., each Investor will only be permitted to purchase up to fifteen percent (15%) of the aggregate principal amount of Notes purchased by such Investor at the Closing at a corresponding pro rata portion of the Purchase Price). The Investors may exercise this right in whole or from time to time in part by giving written notice to the Company not later than five (5) Business Days prior to the first anniversary of the Closing Date. Any exercise notice shall specify the amount of Additional Notes to be purchased by the Investors under the Optional Investment and the date on which such Additional Notes are to be purchased. Each purchase date (including the delivery to the Company of payment in full of the Purchase Price for the Additional Notes) must be at least two (2) Business Days after the written notice is given and later than five (5) Business Days after the date of such notice (the “Optional Delivery Date”). On each Optional Delivery Date (a) the Investor exercising the Optional Investment shall purchase the amount of Additional Notes set forth in the exercise notice, (b) the Company shall sell the amount of Additional Notes set forth in the exercise notice, subject to receipt of the Purchase Price for the Additional Notes. Failure of the Investor to comply with the foregoing shall cause any purported exercise of the Optional Investment to be null and void. The Additional Notes shall not be assignable, except with the express written consent of the Company.

5.2 Debt Issuances.

(a) Defined Terms. When used herein, the following terms shall have the respective meanings indicated:

(i) “Debt” means, as to a particular Person at the specified time of determination, the sum of the following:

(1) all obligations of such Person for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments and accruals for interest not yet earned, but excluding any and all trade accounts payable incurred in the ordinary course of business;

(2) every reimbursement obligation of such Person with respect to letters of credit, bankers’ acceptances or similar facilities that are issued to support an obligation for borrowed money or that creates an obligation under a credit facility pursuant to which obligations for borrowed money are created; and

16

(3) every obligation of such Person as a guarantor with respect to the items referenced in (1)-(2) and Debt of others secured by a lien on assets of such Person.

(4) “Issuer Party” means the Company or any Subsidiary of the Company and “Issuer Parties” means all of them.

(b) So long as the Notes (including the Additional Notes) are outstanding and not subject to Defeasance (as such term is defined in the Security Agreement), no Issuer Party may, without the prior written consent of the holders of a majority of the then outstanding aggregate unpaid principal amount of the Notes (including the Additional Notes, if any), incur: (i) any additional secured Debt, or (b) Debt of any kind (unsecured or secured) with a maturity of all or any portion thereof of less than five (5) years from the Closing Date, except for purposes of Defeasance (as such term is defined in the Security Agreement) of the Notes (including the Additional Notes, if any).

5.3 Indemnification of Investor. Subject to the provisions of this Section 5.3, the Company will indemnify and hold each Investor and its directors, officers, managers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, managers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor in any capacity, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance).

SECTION 6

Conditions to the Investor’s Obligation to Close

Each Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Investor:

6.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

17

6.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

6.3 Governmental Approvals and Filings. The Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

6.4 Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Notes shall be legally permitted by all laws and regulations to which the Investor or the Company are subject.

6.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor.

6.6 Transaction Documents. The Company shall deliver to the Investors:

(a) this Agreement duly executed by the Company;

(b) the Notes duly executed by the Company;

(c) the Security Agreement duly executed by the Company, Clarkdale Minerals, Clarkdale Metals and the Collateral Agent;

(d) the Arizona Deed of Trust duly executed by Clarkdale Minerals, and if required by applicable law, the Collateral Agent and the Trustee listed therein;

(e) the Nevada Deed of Trust duly executed by the Company, and if required by applicable law, the Collateral Agent and the Trustee listed therein;

(f) the Subsidiary Guarantys duly executed by Clarkdale Minerals and Clarkdale Metals, as applicable;

(g) the Registration Rights Agreement duly executed by the Company;

(h) the Escrow Agreement duly executed by the Company and the Escrow Holder;

(i) evidence of satisfaction of Section 3.28; and

(j) all other Transaction Documents duly executed by the Company or its Subsidiaries, as applicable.

6.7 Compliance Certificate. The President of the Company shall deliver to the Investors at Closing a certificate certifying that the conditions specified in this Section 6 have been fulfilled.

6.8 Secretary’s Certificate. The Secretary of the Company shall deliver to the Investors at Closing a certificate attaching and certifying to the truth and correctness of the resolutions of the Company’s board of directors adopted in connection with the transactions contemplated by this Agreement.

18

6.9 Good Standing Certificates. The Company shall have delivered to Investors (a) a certificate of the Secretary of State of the State of Nevada, with respect to the good standing of the Company, (b) a certificate of good standing from the applicable governmental entity in each jurisdiction where the Company is required to be qualified to do business, and (c) with respect to each of the Company’s Subsidiaries, (i) a certificate of good standing (or equivalent document) from the Secretary of State (or equivalent governmental entity) of the jurisdiction of incorporation or organization of such Subsidiary, and (ii) a certificate of good standing from the applicable governmental entity in each jurisdiction where it is required to be qualified to do business.

SECTION 7

Conditions to Company’s Obligation to Close

The Company’s obligation to issue and sell the Notes at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

7.1 Representations and Warranties. The representations and warranties made by the Investor in Section 4 shall be true and correct when made, and shall be true and correct on the Closing Date.

7.2 Purchase Price. The Investors shall have delivered to the Company the Purchase Price.

7.3 Transaction Documents. Each Investor shall deliver to the Company:

(a) this Agreement duly executed by such Investor,

(b) the Security Agreement duly executed by such Investor, and

(c) the Registration Rights Agreement duly executed by such Investor.

SECTION 8

Miscellaneous

8.1 Fees and Expenses. Upon the Closing, the Company shall pay the reasonable fees and expenses of Akin Gump Strauss Hauer & Feld LLP, counsel for Luxor Capital Partners, L.P. At the Closing, the Company will remit such amount by wire transfer directly to Akin Gump on behalf of the Company. Except for the amount payable to such firm, the Company shall not be liable for and shall have no obligation to pay the fees and expenses of counsel to any other Investor.

19

8.2 Finder’s Fees and Commissions. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each or any Investor of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

8.3 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document and nor shall the Company be relieved of any of its obligations to an Investor as a result of the breach hereof by any other Investor. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

8.4 Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investors.

8.5 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to either party to this Agreement upon any breach or default of the other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

8.6 Attorney’s Fees. In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

20

8.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) may be brought against it in the state and federal courts sitting in the City of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper and agrees that service of process in any such proceeding may be made by mail addressed to it in accordance with Sections 8.12(b) (personal delivery) or (f) (certified or registered mail) hereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.8 Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

8.9 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any party without the prior written consent of the non-assigning party; provided, that the Investors may assign its rights hereunder (including the rights in Section 5) to any of their affiliates without the Company’s prior consent. Except as set forth in the previous sentence, any attempt by any party without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

21

8.10 Registration, Transfer and Replacement of the Note. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal amount requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (i) in the case of loss, theft or destruction, of customary indemnity reasonably satisfactory to it; or (ii) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

8.11 Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement between the Company and the Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

8.12 Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows: (a) if to an Investor, at the Investor’s address or facsimile number set forth on the signature page hereto, or at such other address as such Investor shall have furnished the Company in writing, or (b) if to the Company, at 2360 W. Horizon Ridge Parkway, Suite 100, Henderson, Nevada 89052, Attn: Carl Ager, Vice President, facsimile: (702) 939-5249, or at such other address or facsimile number as the Company shall have furnished to the Investors in writing. All such notices and communications will be deemed effectively given the earlier of (a) when received, (b) when delivered personally, (c) one Business Day after being delivered by facsimile (with receipt of appropriate confirmation), (d) one Business Day after being deposited inside the United States with an overnight courier service of recognized standing for delivery within the United States, (e) three Business Days after being deposited within the United States with an overnight courier service of recognized standing for delivery outside of the United States or vice versa or (f) four Business Days after being deposited in the U.S. mail, by certified or registered mail, return receipt requested, postage prepaid, provided that certified or registered mail shall not be used for the delivery of notice outside of the United States. For purposes of this Agreement, “Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the City of New York are authorized or required by law or other governmental action to close.

8.13 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

8.14 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be reasonably necessary to more fully effectuate this Agreement and the other Transaction Documents.

22

8.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

8.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

8.17 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Pages Follow]

23

IN WITNESS WHEREOF, each Investor and the Company have caused its respective signature page to this Secured Convertible Note Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

SEARCHLIGHT MINERALS CORP.

By:
Martin B. Oring
President and Chief Executive Officer

[Investor signature pages follow]

[SIGNATURE PAGE OF INVESTORS]

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

SCHEDULE I

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)
Investor	Address and Facsimile Number	Principal Amount of Secured Convertible Promissory Notes	Purchase Price
Luxor Capital Partners, LP		$1,911,000	$1,911,000
Luxor Wavefront, LP		$621,000	$621,000
OC 19 MASTER FUND L.P. - LCG		$68,000	$68,000
James R. Poage		$100,000	$100,000
Blashek Living Trust, dated December 21, 1992		$50,000	$50,000
Brian W. Lawrence Living Trust		$100,000	$100,000
Paul D. Selver and Ellen J. Roller, joint tenants with the right of survivorship		$50,000	$50,000
Harvey I. Wallack		$100,000	$100,000

Glen Tobias	$160,000	$160,000
Detlef Rostock	$80,000	$80,000
Martin Oring Financial Trust	$185,000	$185,000
Wealth Preservation Defined Benefit Plan	$50,000	$50,000
David Oring	$75,000	$75,000
Steven B. Slawson	$150,000	$150,000
Stanley Tomchin Trust	$100,000	$100,000
Richard Gunther	$200,000	$200,000

.